October 29, 2018

Via Electronic Filing

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, DC 20549

RE: National Life Variable Annuity Account I, File No. 811-02118

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of National Life Variable Annuity Account I, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the period ending June 30, 2018 of the underlying management investment company in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

Underlying Management Investment Company	CIK Number
Touchstone Strategic Trust	0000711080

We understand this management investment company has separately filed the above listed annual report with the Securities and Exchange Commission on Form N-CSRS and therefore are incorporated herein by reference.

Very Truly Yours,

/s/ Lisa F. Muller

Lisa Muller

Sr. Counsel

One National Life Drive

Montpelier, Vermont 05604